UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 19, 2005

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Partnership Plan

On October 19, 2005, the Compensation Committee of the Board of Directors of Apogee Enterprises, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 1987 Partnership Plan (the “Partnership Plan”) to reduce the number of shares reserved for issuance under the plan by 600,000 shares (the “Amendment”).

The Partnership Plan, a plan designed to increase the ownership of the Company’s stock by key employees, allows participants selected by the Compensation Committee of the Board of Directors to defer earned incentive compensation through the purchase of the Company’s common stock. The purchased stock is then matched by an equal award of restricted stock, which vests over a predetermined period.

As previously disclosed in the Company’s proxy statement for its 2005 Annual Meeting of Shareholders, the Compensation Committee has implemented a new executive compensation program for fiscal 2006 (the “New Program”). In connection with the New Program, the Compensation Committee has determined to cease offering participation in the Partnership Plan for fiscal 2006 and beyond. Because the Partnership Plan is no longer a part of the Company’s executive compensation program, the Compensation Committee determined to decrease the number of shares reserved for issuance under the Partnership Plan by 600,000 shares.

A copy of the Partnership Plan has been previously filed with the Securities and Exchange Commission as Appendix A-2 to the Company’s proxy statement for its 2001 Annual Meeting of Shareholders. In addition, a copy of an amendment to the Partnership Plan has been filed with the Securities and Exchange Commission as Exhibit A to the Company’s proxy statement for its 2003 Annual Meeting of Shareholders. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Retainer for Compensation, Nominating and Corporate Governance, and Finance Committee Chairs

On October 20, 2005, the Company’s Board of Directors approved an annual retainer of $4,000 to be paid to the Chairs of the Compensation, Nominating and Corporate Governance, and Finance committees, effective July 1, 2005. A summary sheet outlining the compensation paid by the Company to its non-employee directors is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	Amendment, dated as of October 19, 2005, to the Amended and Restated 1987 Apogee Enterprises, Inc. Partnership Plan.

10.2	Summary of Director Compensation for Apogee Enterprises, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Russell Huffer
Russell Huffer Chairman, President and Chief Executive Officer

Date: October 24, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment, dated as of October 19, 2005, to the Amended and Restated 1987 Apogee Enterprises, Inc. Partnership Plan.

10.2	Summary of Director Compensation for Apogee Enterprises, Inc.